PENN SERIES FUNDS, INC.

Large Cap Value Fund

Supplement dated May 1, 2017

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective as of April 21, 2017, Mr. Adam Liebhoff no longer serves as a co-portfolio manager of the Large Cap Value Fund (the “Fund”). Accordingly, all references to Mr. Liebhoff in the Prospectus and SAI are hereby deleted in their entirety. Mr. Arthur J. Barry will continue to serve as portfolio manager for the Fund.

Mr. Liebhoff’s departure is not expected to have any effect on the Fund’s investment objective, principal investment strategies, or fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8339    5/17